EXHIBIT 10.17

THIRD MODIFICATION TO

LOAN AND SECURITY AGREEMENT

among

THE PRIVATEBANK AND TRUST COMPANY
Bank

LIFEWAY FOODS, INC., FRESH MADE, INC.,
HELIOS NUTRITION LIMITED, PRIDE OF MAIN STREET DAIRY, LLC,
AND STARFRUIT, LLC
Borrowers

THIRD MODIFICATION TO
LOAN AND SECURITY AGREEMENT

THIS THIRD MODIFICATION TO LOAN AND SECURITY AGREEMENT (“Third Modification”) is made as of the 6th day of February, 2010 (the “Effective Date”) is executed by and among THE PRIVATEBANK AND TRUST COMPANY (“Bank”), LIFEWAY FOODS, INC., an Illinois corporation, FRESH MADE, INC., a Pennsylvania corporation, HELIOS NUTRITION LIMITED, a Minnesota corporation, PRIDE OF MAIN STREET DAIRY, LLC, a Minnesota limited liability company, and STARFRUIT, LLC, an Illinois limited liability company (“Borrowers”).

W I T N E S S E T H:

WHEREAS, Bank and Borrowers previously entered into a Loan and Security Agreement dated February 6, 2009, as amended by that certain First Modification to Loan and Security Agreement dated as of August 13, 2009, and by that certain Second Modification Agreement dated November 12, 2009 (as modified, the “Loan Agreement”), pursuant to which Bank made available to Borrowers a credit facility.

WHEREAS, Bank and Borrowers desire to amend the Loan Agreement to, among other things, extend the maturity of the Revolving Loan to February 6, 2011 and decrease the Borrowers’ Revolving Loan Commitment to $4,000,000.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any extension of credit heretofore, now or hereafter made by Bank to Borrowers, the parties hereto hereby agree as follows:

1.             GENERAL DEFINITIONS

1.1           Undefined Terms.  Unless the context otherwise provides or requires, capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Loan Agreement; provided, however, that all references in the Loan Agreement to (a) “Obligations” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, the duties and obligations of Borrowers under this Third Modification and (b) “Loan Documents” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, this Third Modification and the documents and instruments to be delivered pursuant to this Third Modification.

1.2           Amended and Restated Defined Terms.  When used herein and in the Loan Agreement, the following terms shall have the following amended and restated meanings:

““Revolving Loan Commitment” shall mean Four Million and 00/100 Dollars ($4,000,000.00).”

““Revolving Loan Maturity Date” shall mean February 6, 2011, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrowers and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.”

1.3           Other Terms.  All other terms contained in this Third Modification shall, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code (the “Code”) of the State of Illinois, as now or hereafter in effect, to the extent the same are used or defined therein.

2.            AMENDMENT TO REVOLVING NOTE.  The Revolving Note is hereby amended by deleting all references to “$5,000,000” and replacing such references with “$4,000,000”.  Except as specifically set forth herein, the Revolving Note, the Term Note and the Loan Documents previously delivered by the Borrowers shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The indebtedness evidenced by the Revolving Note (as hereby amended by this Third Modification) is continuing indebtedness of Borrowers and nothing herein shall be deemed to constitute a payment, settlement or novation of the Revolving Note, or to release or otherwise adversely affect any lien or security interest securing such indebtedness or any rights of Bank against any party primarily or secondarily liable for such indebtedness.

3.             WARRANTIES AND REPRESENTATIONS.

3.1           General Representations and Warranties.  Each of the Borrowers jointly and severally warrants and represents that, except as provided in Exhibit A hereto, the representations and warranties of Borrowers as set forth in the Loan Agreement were true and correct when made and remain true and correct as of the Effective Date.

3.2           Warranty and Reaffirmation of Warranties and Representations; Survival of Warranties and Representations.  Each request for an advance made by Borrowers pursuant to this Third Modification, the Loan Agreement or the Loan Documents shall constitute a reaffirmation as of the date of said request of the representations and warranties of Borrowers contained in Section 7 of the Loan Agreement and Section 3.1 of this Third Modification.  All representations and warranties of Borrowers contained in this Third Modification and the Loan Documents shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto and the termination of this Third Modification for any reason.

4.             CONDITIONS PRECEDENT.

This Third Modification shall become effective upon the satisfaction of the following conditions precedent:

4.1           Execution and Delivery of Amendment.  This Third Modification or counterparts thereof shall have been duly executed by Borrowers and Bank, and delivered to, Borrowers and Bank.

4.2           Documents and Loan Documents.  Bank shall have received such other documents, affidavits, certificates, lien searches and statements executed and delivered by Borrowers as may be required or deemed advisable by Bank or its counsel, to duly authorize, create and perfect the security interests in the Collateral in favor of Bank as contemplated by this Third Modification.

4.3           No Default Exists.  No Event of Default or Unmatured Event of Default exists.

4.4           Material Adverse Effect.  No event shall have occurred since November 1, 2009 which has had or could have a Material Adverse Effect.
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5.             MISCELLANEOUS.

5.1           Expenses (Including Attorneys’ Fees).  In addition to amounts payable pursuant to the Loan Agreement, Borrowers shall reimburse Bank on demand for all its reasonable expenses (including, but not limited to, reasonable attorneys’ fees and expenses) of, or incidental to:

(a)           The preparation of this Third Modification, all Loan Documents, any amendment of or modification of this Third Modification or the Loan Documents including, without limitation, any lien search costs and expenses;

(b)           Any litigation, contest, dispute, suit, proceeding or action (whether instituted by Bank, Borrowers or any other Person) in any way relating to the Collateral, this Third Modification, the Loan Documents or Borrowers’ affairs;

(c)           Any attempt to enforce any rights of Bank against Borrowers or any other Person which may be obligated to Bank by virtue of this Third Modification or the Loan Documents, including, without limitation, the Account Debtors; and/or

(d)           Any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of the Collateral.

Such expenses shall be additional Obligations hereunder secured by the Collateral.  Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include paralegal fees, costs and expenses; accountants’ fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial over-time charges; and expenses for travel, lodging and food.

5.2           Limited Waiver of Field Audit.  The Bank hereby waives it right to conduct any inspections and audits under Section 8.14 of the Loan Agreement prior to the Revolving Loan Maturity Date provided that (a) no Event of Default or Unmatured Event of Default shall have occurred and (b) between the Effective Date and the Revolving Loan Maturity Date, the outstanding balance of the Revolving Loan will be $0.00 for not less than thirty (30) consecutive days (it being understood and agreed that Bank may conduct such inspections and audits at any time (i) after the Revolving Loan Maturity Date, (ii) prior to the Borrowers’ compliance with the preceding clause (b) and/or (c) following the occurrence of an Event of Default or Unmatured Event of Default).

5.3           Severability.  Wherever possible, each provision of this Third Modification shall be interpreted in such manner as to be effective and valid under applicable law.  If, however, any provision of this Third Modification shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Modification, unless the ineffectiveness of such provision materially and adversely alters the benefits accruing to either party hereunder.

5.4           Parties.  This Third Modification and the Loan Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrowers and Bank.

5.5           Conflict of Terms.  The Loan Agreement, Loan Documents and all Schedules and Exhibits hereto are incorporated in this Third Modification by this reference thereto.  Except as otherwise provided in this Third Modification and except as otherwise provided in the Loan Agreement by specific reference to the applicable provision of this Third
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Modification, if any provision contained in this Third Modification is in conflict with, or inconsistent with, any provision in the Loan Agreement or Loan Documents, the provision contained in this Third Modification shall govern and control; provided, however, that whenever possible the provisions of this Third Modification, the Loan Agreement and Loan Documents shall be construed and interpreted to avoid any such conflicts or inconsistencies.

5.6           Waivers by Borrowers.  Except as otherwise provided for in this Third Modification and the Loan Agreement, each of the Borrowers waives (a) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Bank on which any of the Borrowers may in any way be liable and hereby ratifies and confirms whatever Bank may do in this regard; (b) all rights to notice of a hearing prior to Bank’s taking possession or control of, or to Bank’s replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Bank to exercise any of Bank’s remedies; and (c) the benefit of all valuation, appraisement and exemption laws.  Each of the Borrowers acknowledge that they have been advised by counsel with respect to this Third Modification and the transactions evidenced by this Third Modification.

5.7           Authorized Signatures.  The signature upon this Third Modification or any of the Loan Documents of a person previously designated by Borrowers shall bind Borrowers and be deemed to be the act of Borrowers.

5.8           Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS THIRD MODIFICATION OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS THIRD MODIFICATION SHALL BE DEEMED OR OPERATE TO PRECLUDE THE BANK FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  EACH OF THE BORROWERS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS.  EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.9           Waiver of Jury Trial.  THE BANK AND EACH OF THE BORROWERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS THIRD MODIFICATION, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BANK AND ANY OF THE
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BORROWERS ARE ADVERSE PARTIES, AND EACH AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWERS.

5.10           Governing Law.  This Third Modification shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Illinois (but giving effect to federal laws applicable to national banks) applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

5.11           Release of Claims. In consideration of the execution and delivery of this Third Modification by Bank, the sufficiency of which is acknowledged, and excepting only the contractual obligations respecting future performance by Bank arising under the Loan Agreement and the Loan Documents, each of the Borrowers hereby irrevocably releases and forever discharges Bank and each of its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, representatives and attorneys (each, a “Released Person”) of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which such Borrowers may now have or claim to have on and as of the date hereof against any Released Person, whether presently known or unknown, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, and of every nature and extent whatsoever (collectively, “Claims”).  Each Borrower jointly and severally  represents and warrants to Bank that it has not granted or purported to grant to any other Person any interest whatsoever in any Claim, as security or otherwise.  Borrowers shall jointly and severally indemnify, defend and hold harmless each Released Person from and against any and all Claims and any loss, cost, liability, damage or expense (including reasonable attorneys’ fees and expenses) incurred by any Released Person in investigating, preparing for, defending against, providing evidence or producing documents in connection with or taking other action in respect of any commenced or threatened Claim.

5.12         Section Titles.  The section titles contained in this Third Modification are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

5.13         Remainder of Loan Agreement Unaffected.  Except as specifically amended by this Third Modification, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

5.14         Counterparts; Integration; Effectiveness.  This Third Modification may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Third Modification by telecopy or electronically (such as PDF) shall be effective as delivery of a manually executed counterpart of this Third Modification.  Execution of any Exhibit to this Third Modification shall have the same legal effect as if such document were separately executed without the Exhibit reference thereon.

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IN WITNESS WHEREOF, this Third Modification has been duly executed as of the day and year specified at the beginning hereof.

BANK: THE PRIVATEBANK AND TRUST COMPANY By: /s/ Thomas G. Estey Name: Thomas G. Estey Title: Managing Director

BORROWERS:

LIFEWAY FOODS, INC.

By:  /s/ Julie Smolyansky

Title:  President

FRESH MADE, INC.

By:  /s/ Edward Smolyansky

Title:  President, CEO

HELIOS NUTRITION LIMITED

By:  /s/ Julie Smolyansky

Title:  President

PRIDE OF MAIN STREET DAIRY, LLC

By:  /s/ Julie Smolyansky

Title:  President

STARFRUIT, LLC

By:  /s/ Julie Smolyansky

Title:  President

EXHIBIT A

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

No exceptions.